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                                                                    EXHIBIT 23.4

                            CONSENT OF JOHN DESPRES

  I consent to the reference to me as a person to be appointed a Director of Aristotle International, Inc. as contained in the Prospectus included in the Registration Statement on Form S-1/A of Aristotle International, Inc.

                                             /s/ John Despres

5211 39th Street, N.W.
Washington, DC 20015

September 1, 2000